SCHEDULE 14A INFORMATION
       	Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ]	Confidential, for Use of the Commission Only (as
     permitted by Rule 14a-6(e)(2))
[X] 	Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12


             	               RICH COAST INC.
	           (Name of Registrant as Specified in its Charter)



	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[  ]	Fee computed on the table below per Exchange Act Rules
     14a-6 (i) (4) and 0-11.

	    (1)	Title of each class of securities to which
         transaction applies:

    	(2)	Aggregate number of securities to which
         transaction applies:

    	(3)	Per unit price or other underlying value of
         transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    	(4)	Proposed maximum aggregate value of transaction:

    	(5)	Total fee paid:


[  ]	Fee paid previously with preliminary materials.

[  ]	Check box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    	(1)	Amount previously paid:
	    (2)	Form, Schedule or Registration Statement No.:
	    (3)	Filing Party:
	    (4)	Date Filed:

July 12, 1998

To Our Shareholders:

    	You are cordially invited to the Special Meeting of Shareholders (the "Meeting") of Rich Coast Inc. (the
"Company") to be held at the offices of the Company, 10200
Ford Road, Dearborn, Michigan 48126, on Friday, August 28,
1998 at 9:00 a.m. local time.

    	The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

    	Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

	WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE
SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING
IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                              							Sincerely,



                              							James P. Fagan, President

                         	Rich Coast Inc.
                        	10200 Ford Road
	                   Dearborn, Michigan  48126
                         	(313) 582-8866



            	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   	TO BE HELD ON AUGUST 28, 1998



                                                            	July 12, 1998
To the Shareholders of Rich Coast Inc.:

    	The Special Meeting of Shareholders (the "Meeting") of Rich Coast Inc. (the "Company") will be held at the offices of the Company, 10200 Ford Road, Dearborn, Michigan 48126, on Friday, August 28, 1998, at 9:00 a.m. local time, to consider and act upon the following matters:

    	1.  Approve an amendment to Article II of the Company's
     Articles of Incorporation to authorize 10,000,000 shares of $0.001 par value Preferred Stock; and

    	2. Approve the potential issuance of an aggregate number of shares of the Company's Common Stock exceeding 20% of the currently outstanding shares of Common Stock.

    	The transaction of such other business as may properly come before the Meeting or any adjournments thereof will be considered and acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to Bylaws, the Board of Directors has fixed the close of business on July 8, 1998, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

    	You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

    	EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                    				BY ORDER OF THE BOARD OF DIRECTORS,


                    				Robert W. Truxell, Chairman

                       	Rich Coast Inc.
	                       10200 Ford Road
	                  Dearborn, Michigan  48126
                       	(313) 582-8866



                       	PROXY STATEMENT
	               SPECIAL MEETING OF SHAREHOLDERS
	                       AUGUST 28, 1998



July 12, 1998

To Our Shareholders:

    	This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Rich Coast Inc. (the "Company") of proxies to be used at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 10200 Ford Road, Dearborn, Michigan 48126, on Friday, August 28, 1998, at 9:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Special Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about July 12, 1998.

                   	GENERAL INFORMATION

Solicitation

    	The enclosed proxy is being solicited by the Board of Directors of the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by directors and officers of the Company. No compensation will be paid to the directors and officers of the Company for the solicitation of proxies. The Company will reimburse banks, brokers and others holding shares in their names or the names of the nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares. The cost of the solicitation will be borne by the Company.

Voting Rights and Votes Required

    	Holders of shares of Rich Coast Inc. common stock, $0.001 par value (the "Common Stock"), at the close of business on July 8, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 4,876,645 shares of Common Stock were outstanding.
Holders of Common Stock are entitled to one vote per share.

    	The presence, in person or by proxy, of holders of one-third of the voting shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will only count towards quorum requirements.

    	The affirmative vote of a majority of shares outstanding on the Record Date is required to approve
Proposal One. The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the proposal is required to approve
Proposal Two.

    	As to these proposals, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or
(iii) "ABSTAIN" with respect to the proposal. Proposal Two shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    	As to the other matters that may properly come before the Meeting, unless otherwise required by law, the Articles of Incorporation, or the Bylaws, the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter shall be sufficient to approve the matter.

Voting and Revocability of Proxies

    	Shares of Common Stock represented by all properly executed proxies received at the offices of the Company's transfer agent by August 24, 1998 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the proposals set forth in this Proxy Statement. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

    	The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                    	SECURITY OWNERSHIP OF
	           CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



    	The following tables sets forth the beneficial ownership of the Company's Common Stock as of June 30, 1998 by each Director and each Executive Officer named in the Summary Compensation Table, and by all Directors and Executive Officers as a group:


Name                           Shares Beneficially Owned   Percent of Class

Robert W. Truxell              1,026,462 <F1>              18.47%
Chairman/Director/Secretary

James P. Fagan                 633,327 <F2>                11.66%
President/CEO/Director

Thornton J. Donaldson          70,964 <F3>                 1.44%
Director

Geoffrey Hornby                13,548 <F4>                 *
Director

George P. Nassos               50,000 <F5>                 1.01%
Director

All directors and              1,794,301 <F6>              28.75%
executive officers
as a group (five persons)
________________________
*	Less than 1%
[FN]
<F1>
Includes: (i) 345,800 shares held jointly with his wife; (ii) currently exercisable options and warrants to purchase 50,000 shares at $0.72 per share; (iii) currently exercisable options to purchase 505,662 shares at $0.80 per share; and (iv) currently exercisable options to purchase 125,000 shares at $1.00 per share.

<F2>
Includes currently exercisable options and warrants to purchase: (i) 70,386 shares at $0.80 per share;
(ii) 125,000 common shares at $0.88 per share; and
(iii) 360,841 shares at $1.00 per share.

<F3>
Includes currently exercisable options to purchase
52,500 shares at $1.00 per share and 12,500 shares at $0.72 per share.

<F4>
Includes currently exercisable options to purchase
12,500 shares at $0.72 per share.


<F5>
Includes currently exercisable options to purchase
50,000 shares at $0.72 per share.

<F6>
Includes securities reflected in footnotes 1-5.

    	To the knowledge of the Management of the Company, the following table sets forth, as of June 30, 1998, the number of voting shares represented by the securities beneficially owned by any person (including any "group") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities outstanding on that date.

Name and Address of			            Amount and Nature of
of Beneficial Owner			            Beneficial Ownership	      Percent of Class

Robert W. and Linda C. Truxell		  1,026,462 <F1>             18.47%
10200 Ford Road
Dearborn, MI  48126

Alan Moore				                    900,000 <F2>               15.58%
9441 LBJ Freeway
Suite 500
Dallas, TX  75243

James P. Fagan				                633,327 <F3>               11.66%
10200 Ford Road
Dearborn, MI 48126

[FN]
<F1>
Includes: (i) 345,800 shares held jointly; (ii) currently exercisable options and warrants to purchase
50,000 shares at $0.72 per share; (iii) currently exercisable options to purchase 505,662 shares at $0.80 per share; and (iv) currently exercisable options to purchase 125,000 shares at $1.00 per share.

<F2>
Consists of currently exercisable warrants to purchase
900,000 common shares at $1.20 per share on or before January 10, 2006.

<F3>
Includes currently exercisable options and warrants to purchase: (i) 70,386 shares at $0.80 per share;
(ii) 125,000 common shares at $0.88 per share; and
(iii) 360,841 shares at $1.00 per share.

    	All percentages in this section were calculated on the basis of outstanding securities plus securities deemed outstanding pursuant to Rule 13d-3 (d)(1) under the United
States Securities Act of 1934.

    	Management is not aware of any arrangements or agreements pledging securities which could in the future result in a change of control of the Company.

Voting Agreement. As a requirement for receipt of financing in consideration for issuance of the debentures described under Proposal Two, Messrs. Truxell and Fagan agreed to vote their shares in favor of Proposal Two.

                     	PROPOSAL ONE
	      AMENDMENT TO THE ARTICLES OF INCORPORATION
	           TO AUTHORIZE 10,000,000 SHARES OF
                   	PREFERRED STOCK

Background and Discussion of Proposed Amendment

    	The Company's presently authorized capital stock consists of 100,000,000 shares of Common Stock, $0.001 par value per share. It is proposed that the Articles of Incorporation of the Company be amended to authorize a total of 10,000,000 shares of preferred stock with a par value of $0.001 per share ("Preferred Stock"). The Preferred Stock could have preference over the Common Stock with respect to the payment of dividends and other possible preferences as would be determined by the Board of Directors of the Company at the time of establishment of a series of Preferred Stock.
 The holders of the Company's Common Stock do not have preemptive rights under the Articles of Incorporation to acquire any additional securities of any class or type of the Company.

    	As permitted by the Nevada Revised Statutes ("Nevada Statutes"), the Board of Directors would be empowered to designate and issue the Preferred Stock in series, at any time or from time to time, and to determine the price or prices, the number of shares designated for a particular series, and the relative voting powers, preferences, limitations, restrictions and rights of each class or series of Preferred Stock. Among the determinations to be made by the Board of Directors for each issuance of a series of Preferred Stock are:

    	a.	   the stated value of shares constituting a series,
if different from the par value;

    	b.	   the rate of dividend, the time of payment of
dividends, whether dividends are cumulative, and the date from which any dividend shall accrue;

    	c.	   whether shares may be redeemed and, if so, the
redemption price and the terms and conditions of redemption;

    	d.	   the amount payable upon shares in event of
involuntary liquidation;

    	e.	   the amount payable upon shares in event of
voluntary liquidation;

    	f.	   sinking fund or other provisions, if any, for the
redemption or purchase of shares;

    	g.	   the terms and conditions on which shares may be
converted, if the shares of any series are issued with the right of conversion; and

    	h.	   voting powers, if any.

Such determination would take into account the circumstances pertinent at that time and would be made by resolution of the Board of Directors and by filing a certificate of designation with the Nevada Secretary of State setting forth the resolution prior to issuing the particular shares of Preferred Stock comprising the series.

Reasons for Requesting Authorization of Preferred Stock

    	If approved, the authorization of Preferred Stock will provide for such stock to be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of shareholders of the Company will be required, accept as provided under the Nevada Statutes or the rules of any national securities exchange on which shares of the Company are at the time listed. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of shareholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions.

    	While the Company has no present commitments for the issuance of any of the proposed shares of Preferred Stock, the Preferred Stock could be issued at the discretion of the Board of Directors for any lawful corporate purpose without further action by the shareholders once the shareholders have authorized the creation of the Preferred Stock. The flexibility afforded by the authority of the Board of Directors to issue Preferred Stock, and to vary features such as dividend rates and conversion rights thereof to meet the exigencies of a particular transaction, will allow the Company advantages in negotiations and flexibility in being able to structure transactions involving the issuance of such stock.

Proposed Amendment

    	The Board of Directors of the Company recommends that the Company's Articles of Incorporation be amended by deleting the first paragraph of Article II in its entirety and replacing it as follows:

    	The aggregate number of shares of capital stock which the corporation shall have authority to issue is 100,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock. The preferred stock may be issued in any number of series, as determined by the Board of Directors. The Board of Directors may by resolution fix the designation and number of shares of any such series, and may determine, alter or revoke the rights, including voting powers, designations, preferences, limitations and restrictions, pertaining to each class or series of preferred stock or any wholly unissued preferred shares. The Board of Directors may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding).

Effects of Adoption of Amendment on Shareholders

    	Anti-Takeover Effects. The authorized but unissued shares of Preferred Stock for which approval is sought could be used by incumbent management to make more difficult a change in control of the Company. Under certain circumstances such shares could be used to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, such shares could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote as a class, either separately or with the holders of Common Stock, upon any proposed merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.

    	The authorization of Preferred Stock might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction that may not be in the best interest of all of the shareholders, since the issuance of new shares of Preferred Stock could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company. In this respect, certain companies have recently issued as a dividend to the holders of their Common Stock shares of Preferred Stock having terms designed to protect against the adverse consequences to shareholders of partial takeovers and front-end loaded, two-step takeovers and freezeouts, and the Preferred Stock would be available for such purpose. Additionally, Common Stock could be issued diluting the ownership interest of a potential acquiror.

    	The authorization of a series or class of Preferred Stock having rights and preferences which may be determined by the Board of Directors as proposed in this Proposal One may enable management to solidify its status and render its removal more difficult. For information with respect to the ownership of shares of the Company's voting stock by directors and officers, see "Security Ownership of Certain Beneficial Owners and Management" above.

    	Despite such anti-takeover implications, this Proposal is not the result of management's knowledge of any effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

    	Except as indicated below, management is not aware of the existence of any provisions in the Articles of Incorporation or Bylaws or terms of contracts to which it is a party which may be considered to have an anti-takeover effect. The Company's Articles of Incorporation and Bylaws do not contain any provisions which would impose any burden in excess of requirements imposed by the Nevada Statutes upon potential tender offerors or others seeking a takeover of the Company, other than a provision for limitation of director liability.

    	The Articles of Incorporation do not provide for cumulative voting. As a result, in order to be ensured of representation on the Board, a shareholder must control the votes of a majority of the shares present and voting at a shareholders' meeting at which a quorum is present. The lack of cumulative voting requires an entity seeking a takeover to acquire a substantially greater number of shares to ensure representation on the Board of Directors than would be necessary were cumulative voting available. Further, because the Articles of Incorporation deny preemptive rights to the shareholders, the authorized but unreserved shares of Common Stock and, in the event this Proposal One is passed, the shares of Preferred Stock, may be issued to parties without first offering such shares to existing shareholders. Such issuances, particularly in light of the flexibility which will be afforded to the Board of Directors in setting the terms of the Preferred Stock, might be used to reduce the equity ownership of a tender offeror or other acquiring entity thereby rendering acquisition efforts more difficult or impossible. In addition, the Articles of Incorporation, in conformity with the Nevada Statutes, provide that a transaction is not void or voidable solely by virtue of the interested status of a director in such a transaction if the relationship is known or disclosed and a sufficient number of disinterested directors at a meeting at which a quorum is present approve the transaction. The ability to approve such transactions with interested parties might also be used in a takeover or other situations to approve the issuance of shares to such an interested party.

    	Dilutive Effect. The issuance of shares of Preferred Stock having conversion rights might have the effect of diluting the interests of other shareholders. In addition, it should be anticipated that any shares of Preferred Stock which may be issued would have dividend and liquidation preferences which would be superior to those of the Common Stock. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company.

Vote Required and Recommendation of Board

    	Approval of Proposal One requires the affirmative vote of a majority of the Company's outstanding shares of Common Stock. The Board of Directors recommends the shareholders vote "for" the proposed amendment to the Company's Articles of Incorporation to authorize 10,000,000 shares of $0.001 par value Preferred Stock.


                    	PROPOSAL TWO
	         APPROVAL OF THE POTENTIAL ISSUANCE
	   OF AN AGGREGATE NUMBER OF SHARES OF COMMON STOCK
        	EXCEEDING 20% OF THE OUTSTANDING SHARES

Background and Discussion of Proposed Amendment

    	In June 1998, the Company issued $1,500,000 of debentures of the Company ("Debentures") convertible into shares of the Company's Common Stock. Under the terms of the Debentures, the Company is required to reserve for issuance out of the Company's authorized but unissued shares of Common Stock such number of shares as may be issued to the holders of the Debentures upon conversion of all of the Debentures then outstanding.

	    The Debentures may be convertible into shares of the Company's Common Stock exceeding 20% of the outstanding
Common Stock at the time of conversion, and the conversion price of the Debentures may be less than the greater of book or market value of the Common Stock at the time of conversion. The exact number of shares of Common Stock into which the Debentures can be converted is not determinable until conversion, because the conversion price is tied to the five day average closing bid price immediately preceding the conversion.

   	As an issuer of securities listed on the NASDAQ Market, the Company must comply with certain obligations imposed by the NASDAQ Market Place Rules in order to maintain its eligibility requirements for inclusion on NASDAQ. Under Rule 4310(c)(25)(H)(i) of the NASDAQ Market Place Rules, the Company must obtain shareholder approval prior to the issuance of designated securities in connection with a transaction other than a public offering where the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for common stock) equals 20% or more of the Common Stock outstanding before the issuance for less than the greater of book or market value of the stock. Because of these NASDAQ requirements, approval of the Company's shareholders is required prior to conversion of the Debentures.

Effects of Proposal on Shareholders/Voting Agreement

    	If this proposal is approved, the Debentures will be convertible into shares of Common Stock of the Company, which may have a dilutive effect to the existing shareholders. The shares of Common Stock to be issued upon conversion of the Debentures will have the same rights, voting powers, preferences, limitations and restrictions as the Common Stock currently outstanding. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company.

    	In the event the shareholders of the Company do not approve this proposal and NASDAQ has not waived the requirements of Market Place Rule 4310(c)(25)(H)(i), then any unconverted Debentures shall, at the election of the holders of the Debentures, be immediately due and payable at an amount equal to any accrued and unpaid interest thereon. As a requirement by the Debenture holders for the financing which resulted in the issuance of the Debentures, James P. Fagan and Robert W. Truxell, both officers and directors of the Company, agreed to vote their shares in favor of this proposal.

Vote Required and Recommendation of Board

    	The Board of Directors recommends the shareholders entitled to vote at the meeting vote "for" the proposal to approve the issuance of shares of Common Stock exceeding 20% of the outstanding shares.

                       	OTHER MATTERS

    	Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.


                    	SHAREHOLDER PROPOSALS

    	Any proposal which a shareholder may desire to present at the 1999 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company not later than October 26, 1998.

                						   BY ORDER OF THE BOARD OF DIRECTORS,



                   						Robert W. Truxell, Chairman

                              	PROXY



                         	RICH COAST INC.
	                        10200 Ford Road
	                   Dearborn, Michigan  48126
	                         (313) 582-8866



       	PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       	RECEIPT OF PROXY STATEMENT HEREBY IS ACKNOWLEDGED

    	The undersigned hereby constitutes and appoints James
P. Fagan and Robert W. Truxell, or either of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Company, located at 10200 Ford Road, Dearborn, Michigan 48126, on Friday, August 28, 1998, at 9:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

    	Proposal One - Approval of an amendment to Article II of the Company's Articles of Incorporation to authorize
10,000,000 shares of $0.001 par value Preferred Stock:

		For 	/   /	   Against     /   /	   Abstain     /   /

    	Proposal Two - Approve the potential issuance of an aggregate number of shares of Common Stock exceeding 20% of the outstanding shares of Common Stock:

		For 	/   /	   Against     /   /	   Abstain     /   /


    	THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

    	Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date:  _______________________



                                       	__________________________
	                                       Signature(s)

                                       	Address if different from
                                        that on envelope:

                                       	__________________________
	                                       Street Address

                                       	__________________________
                                       	City, State and Zip Code


Please check if you intend to be present at the meeting:___